Reconciliations of Non-GAAP Financial Measures

December 31, 2021

(Unaudited)

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
FFO, Normalized FFO, AFFO and Normalized AFFO
(dollars in thousands, except per share data)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Net (loss) income	$(24,353)	$37,117	$(113,256)	$138,417
Add:
Depreciation and amortization of real estate assets	45,079	44,158	178,991	176,737
Depreciation, amortization and impairment of real estate assets related to unconsolidated joint venture	9,600	5,424	26,129	26,949
Net gain on sales of real estate	(14,085)	(33)	(12,301)	(2,861)
Net loss on sales of real estate related to unconsolidated joint venture	3	10	33	3,281
Impairment of real estate	9,004	849	9,499	4,003
Other-than-temporary impairment of unconsolidated joint venture	—	—	164,126	—
FFO	$25,248	$87,525	$253,221	$346,526
Write-offs of straight-line rental income receivable and lease intangibles	18,745	—	40,759	21,200
Lease termination income	—	—	—	(300)
Loss on extinguishment of debt	32,862	—	34,622	531
Provision for loan losses and other reserves	2,045	1,149	3,935	1,855
Support payments paid to joint venture manager	7,350	—	9,800	—
Other normalizing items (1)	1,792	(314)	2,644	(1,283)
Normalized FFO	$88,042	$88,360	$344,981	$368,529
FFO	$25,248	$87,525	$253,221	$346,526
Stock-based compensation expense	927	2,256	7,914	7,907
Non-cash rental and related revenues	15,710	(5,798)	25,823	(4,458)
Non-cash interest income	(544)	(608)	(1,988)	(2,351)
Non-cash interest expense	2,979	1,891	8,368	8,418
Non-cash portion of loss on extinguishment of debt	2,666	—	4,426	531
Provision for loan losses and other reserves	2,045	1,149	3,935	1,855
Other non-cash adjustments related to unconsolidated joint venture	(3,687)	576	(5,051)	1,913
Other non-cash adjustments	172	255	492	825
AFFO	$45,516	$87,246	$297,140	$361,166
Cash portion of lease termination income	—	—	—	(300)
Cash portion of loss on extinguishment of debt	30,196	—	30,196	—
Support payments paid to joint venture manager	7,350	—	9,800	—
Other normalizing items (1)	1,752	(337)	2,715	(1,369)
Normalized AFFO	$84,814	$86,909	$339,851	$359,497
Amounts per diluted common share:
Net (loss) income	$(0.11)	$0.18	$(0.52)	$0.67
FFO	$0.11	$0.42	$1.15	$1.67
Normalized FFO	$0.39	$0.42	$1.57	$1.78
AFFO	$0.20	$0.42	$1.35	$1.74
Normalized AFFO	$0.37	$0.41	$1.54	$1.73
Weighted average number of common shares outstanding, diluted:
Net (loss) income	227,519,771	209,322,132	219,073,027	207,252,830
FFO and Normalized FFO	228,591,078	209,322,132	220,102,563	207,252,830
AFFO and Normalized AFFO	228,992,103	209,983,245	220,526,512	208,039,530

(1)     FFO and AFFO for the year ended December 31, 2021 and 2020 include $0.4 million and $2.3 million, respectively, earned during the period related to legacy Care Capital Properties, Inc. investments. In addition, other normalizing items for FFO and AFFO include triple-net operating expenses, net of recoveries.
See reporting definitions.                        2

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
EBITDA, Adjusted EBITDA and Annualized Adjusted EBITDA
Net Debt and Net Debt to Adjusted EBITDA
(in thousands)

	Year Ended December 31,
	2021	2020
Net (loss) income	$(113,256)	$138,417
Interest	98,632	100,424
Income tax expense	1,845	710
Depreciation and amortization	178,991	176,737
EBITDA	$166,212	$416,288
Loss from unconsolidated joint venture	27,955	16,599
Other-than-temporary impairment of unconsolidated joint venture	164,126	—
Distributions from unconsolidated joint venture	—	12,795
Stock-based compensation expense	7,914	7,907
Merger and acquisition costs	277	483
CCP transition costs	2	91
Provision for loan losses and other reserves and non-cash revenue write-offs	47,893	22,668
Impairment of real estate	9,499	4,003
Loss on extinguishment of debt	34,622	531
Other expense (income)	1,813	(2,433)
Lease termination income	—	(300)
Net gain on sales of real estate	(12,301)	(2,861)
Adjusted EBITDA (1)	$448,012	$475,771
Annualizing adjustments (2)	14,695	717
Annualized Adjusted EBITDA (3)	$462,707	$476,488

	December 31,
	2021	2020
Secured debt	$67,602	$80,199
Revolving credit facility	—	—
Term loans	598,438	1,053,100
Senior unsecured notes	1,750,000	1,250,000
Consolidated Debt	2,416,040	2,383,299
Cash and cash equivalents	(111,996)	(59,076)
Net Debt	$2,304,044	$2,324,223

	December 31,
	2021	2020
Net Debt	$2,304,044	$2,324,223
Annualized Adjusted EBITDA	$462,707	$476,488
Net Debt to Adjusted EBITDA	4.98x	4.88x
(1)    Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company’s long-term equity award program and loan loss reserves.
(2)    Annualizing adjustments give effect to the acquisitions and dispositions completed during the twelve months ended for the respective period as though such acquisitions and dispositions were completed as of the beginning of the period.
(3)    Annualized Adjusted EBITDA is calculated as Adjusted EBITDA as adjusted to give effect to the adjustments described in footnote 2 above.
See reporting definitions.                        3

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Condensed Consolidated Statements of Income
Supplemental Information
(in thousands)

	Three Months Ended December 31,		Year Ended December 31,
	2021	2020	2021	2020
Cash rental income	$99,023	$99,779	$404,503	$405,257
Straight-line rental income	1,945	3,711	13,059	17,360
Straight-line rental income receivable write-offs	(157)	—	(25,370)	(13,750)
Above/below market lease amortization	1,091	2,088	5,076	7,911
Above/below market lease intangible amortization acceleration	(18,588)	—	(18,588)	(7,063)
Operating expense recoveries	3,869	5,155	18,036	20,869
Rental and related revenues	$87,183	$110,733	$396,716	$430,584

See reporting definitions.                        4

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Senior Housing - Managed Revenues
(in thousands)

	Three Months Ended
	December 31, 2021	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020
Revenues: (1)
Resident fees and services	$40,534	$39,813	$38,951	$36,071	$38,343
Resident fees and services not included in same store	(2,682)	(2,811)	(2,315)	(396)	—
Same store resident fees and services	$37,852	$37,002	$36,636	$35,675	$38,343

(1)    Revenues have been adjusted for changes in the foreign currency exchange rate where applicable.
See reporting definitions.                        5

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Other	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$26,649	$9,213	$(626)	$8,587	$14,489	$7,940	$(13,264)	$(68,754)	$(24,353)
Adjustments:
Depreciation and amortization	26,302	5,353	8,787	14,140	4,618	—	—	19	45,079
Interest	229	400	—	400	—	—	—	25,047	25,676
General and administrative	—	—	—	—	—	—	—	8,237	8,237
Provision for loan losses and other reserves	—	—	—	—	—	—	—	2,045	2,045
Impairment of real estate	9,004	—	—	—	—	—	—	—	9,004
Loss on extinguishment of debt	—	—	—	—	—	—	—	32,862	32,862
Other expense	—	—	—	—	—	—	—	13	13
Net gain on sales of real estate	(7,153)	(2,287)	—	(2,287)	(4,645)	—	—	—	(14,085)
Loss from unconsolidated JV	—	—	—	—	—	—	13,264	—	13,264
Income tax expense	—	—	—	—	—	—	—	531	531
Sabra’s share of unconsolidated JV Net Operating Loss	—	—	—	—	—	—	(4,240)	—	(4,240)

Net Operating Income (Loss)	$55,031	$12,679	$8,161	$20,840	$14,462	$7,940	$(4,240)	$—	$94,033

Non-cash revenue and expense adjustments	16,695	(582)	—	(582)	(380)	(544)	—	—	15,189

Cash Net Operating Income (Loss)	$71,726	$12,097	$8,161	$20,258	$14,082	$7,396	$(4,240)	$—	$109,222

Cash Net Operating Income not included in same store	(81)	(480)	(787)	(1,267)	(1,104)

Same store Cash Net Operating Income	$71,645	$11,617	$7,374	$18,991	$12,978

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $1.5 million of COVID-19 Pandemic Expenses.
             See reporting definitions.                                  6

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended September 30, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Other	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$26,977	$6,512	$300	$6,812	$9,992	$3,405	$(4,018)	$(32,945)	$10,223
Adjustments:
Depreciation and amortization	26,634	5,234	8,557	13,791	4,603	—	—	18	45,046
Interest	297	404	—	404	—	—	—	23,542	24,243
General and administrative	—	—	—	—	—	—	—	8,683	8,683
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(26)	(26)
Impairment of real estate	312	183	—	183	—	—	—	—	495
Loss on extinguishment of debt	—	—	—	—	—	—	—	913	913
Other income	—	—	—	—	—	—	—	(277)	(277)
Net (gain) loss on sales of real estate	—	(856)	201	(655)	—	—	—	—	(655)
Loss from unconsolidated JV	—	—	—	—	—	—	4,018	—	4,018
Income tax expense	—	—	—	—	—	—	—	92	92
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	3,521	—	3,521

Net Operating Income	$54,220	$11,477	$9,058	$20,535	$14,595	$3,405	$3,521	$—	$96,276

Non-cash revenue and expense adjustments	20,420	935	—	935	(590)	(530)	—	—	20,235
Foreign exchange rate adjustment	—	—	(2)	(2)	—	—	—	—	(2)

Cash Net Operating Income	$74,640	$12,412	$9,056	$21,468	$14,005	$2,875	$3,521	$—	$116,509

Cash Net Operating Income not included in same store	(458)	(225)	(810)	(1,035)	(1,340)

Same store Cash Net Operating Income	$74,182	$12,187	$8,246	$20,433	$12,665

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.8 million of COVID-19 Pandemic Expenses.
             See reporting definitions.                                  7

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended June 30, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Other	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$47,612	$7,639	$1,810	$9,449	$10,002	$3,031	$(169,789)	$(32,878)	$(132,573)
Adjustments:
Depreciation and amortization	26,363	5,322	8,407	13,729	4,382	—	—	17	44,491
Interest	299	412	—	412	—	—	—	23,559	24,270
General and administrative	—	—	—	—	—	—	—	8,811	8,811
Recovery of loan losses and other reserves	—	—	—	—	—	—	—	(109)	(109)
Loss on extinguishment of debt	—	—	—	—	—	—	—	54	54
Other expense	—	—	—	—	—	—	—	24	24
Net loss on sales of real estate	3,752	—	—	—	—	—	—	—	3,752
Loss from unconsolidated JV	—	—	—	—	—	—	169,789	—	169,789
Income tax expense	—	—	—	—	—	—	—	522	522
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	2,318	—	2,318

Net Operating Income	$78,026	$13,373	$10,217	$23,590	$14,384	$3,031	$2,318	$—	$121,349

Non-cash revenue and expense adjustments	(3,639)	(812)	—	(812)	(438)	(502)	—	—	(5,391)
Foreign exchange rate adjustment	—	—	(45)	(45)	—	—	—	—	(45)

Cash Net Operating Income	$74,387	$12,561	$10,172	$22,733	$13,946	$2,529	$2,318	$—	$115,913

Cash Net Operating Income not included in same store			(856)

Same store Cash Net Operating Income			$9,316

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.5 million of Grant Income and $0.4 million of COVID-19 Pandemic Expenses.
             See reporting definitions.                                  8

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended March 31, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Other	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$54,883	$7,683	$(584)	$7,099	$9,606	$2,941	$(5,010)	$(36,072)	$33,447
Adjustments:
Depreciation and amortization	26,618	5,318	7,680	12,998	4,741	—	—	18	44,375
Interest	302	410	—	410	—	—	—	23,731	24,443
General and administrative	—	—	—	—	—	—	—	8,938	8,938
Provision for loan losses and other reserves	—	—	—	—	—	—	—	2,025	2,025
Loss on extinguishment of debt	—	—	—	—	—	—	—	793	793
Other income	—	—	—	—	—	—	—	(133)	(133)
Net gain on sales of real estate	(1,313)	—	—	—	—	—	—	—	(1,313)
Loss from unconsolidated JV	—	—	—	—	—	—	5,010	—	5,010
Income tax expense	—	—	—	—	—	—	—	700	700
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	3,055	—	3,055

Net Operating Income	$80,490	$13,411	$7,096	$20,507	$14,347	$2,941	$3,055	$—	$121,340

Non-cash revenue and expense adjustments	(4,295)	(870)	—	(870)	(521)	(412)	—	—	(6,098)
Foreign exchange rate adjustment	—	—	8	8	—	—	—	—	8

Cash Net Operating Income	$76,195	$12,541	$7,104	$19,645	$13,826	$2,529	$3,055	$—	$115,250

Cash Net Operating Income not included in same store			(159)

Same store Cash Net Operating Income			$6,945

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.9 million of COVID-19 Pandemic Expenses.
             See reporting definitions.                                  9

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Cash NOI by Facility Type
(in thousands)

	Three Months Ended December 31, 2020
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Other	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$52,347	$6,267	$2,292	$8,559	$9,199	$3,184	$(3,562)	$(32,610)	$37,117
Adjustments:
Depreciation and amortization	26,408	5,345	7,858	13,203	4,529	—	—	18	44,158
Interest	304	409	—	409	—	—	—	23,811	24,524
General and administrative	—	—	—	—	—	—	—	8,105	8,105
Provision for loan losses and other reserves	—	—	—	—	—	—	—	1,149	1,149
Impairment of real estate	—	849	—	849	—	—	—	—	849
Other expense	—	—	—	—	—	—	—	154	154
Net gain on sales of real estate	(33)	—	—	—	—	—	—	—	(33)
Loss from unconsolidated JV	—	—	—	—	—	—	3,562	—	3,562
Income tax benefit	—	—	—	—	—	—	—	(627)	(627)
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	5,054	—	5,054

Net Operating Income	$79,026	$12,870	$10,150	$23,020	$13,728	$3,184	$5,054	$—	$124,012

Non-cash revenue and expense adjustments	(4,455)	(904)	—	(904)	(411)	(607)	—	—	(6,377)
Foreign exchange rate adjustment	—	—	49	49	—	—	—	—	49

Cash Net Operating Income	$74,571	$11,966	$10,199	$22,165	$13,317	$2,577	$5,054	$—	$117,684

Cash Net Operating Income not included in same store			—

Same store Cash Net Operating Income			$10,199

(1)    Net Operating Income, Cash Net Operating Income and Same store Cash Net Operating Income include $0.6 million of Grant Income and $1.0 million of COVID-19 Pandemic Expenses.
             See reporting definitions.                                  10

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Facility Type
(in thousands)

	Year Ended December 31, 2021
	Skilled Nursing/ Transitional Care	Senior Housing			Specialty Hospitals and Other
		Senior Housing - Leased	Senior Housing - Managed (1)	Total Senior Housing		Other	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$156,121	$31,047	$900	$31,947	$44,089	$17,317	$(192,081)	$(170,649)	$(113,256)
Adjustments:
Depreciation and amortization	105,917	21,227	33,431	54,658	18,344	—	—	72	178,991
Interest	1,127	1,626	—	1,626	—	—	—	95,879	98,632
General and administrative	—	—	—	—	—	—	—	34,669	34,669
Provision for loan losses and other reserves	—	—	—	—	—	—	—	3,935	3,935
Impairment of real estate	9,316	183	—	183	—	—	—	—	9,499
Loss on extinguishment of debt	—	—	—	—	—	—	—	34,622	34,622
Other income	—	—	—	—	—	—	—	(373)	(373)
Net (gain) loss on sales of real estate	(4,714)	(3,143)	201	(2,942)	(4,645)	—	—	—	(12,301)
Loss from unconsolidated JV	—	—	—	—	—	—	192,081	—	192,081
Income tax expense	—	—	—	—	—	—	—	1,845	1,845
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	4,654	—	4,654

Net Operating Income	$267,767	$50,940	$34,532	$85,472	$57,788	$17,317	$4,654	$—	$432,998

Non-cash revenue and expense adjustments	29,181	(1,329)	—	(1,329)	(1,929)	(1,988)	—	—	23,935

Cash Net Operating Income	$296,948	$49,611	$34,532	$84,143	$55,859	$15,329	$4,654	$—	$456,933

Annualizing adjustments (2)	(20,116)	1,545	3,914	5,459	(2,949)	17,685	(4,654)	—	(4,575)

Annualized Cash Net Operating Income	$276,832	$51,156	$38,446	$89,602	$52,910	$33,014	$—	$—	$452,358

Reallocation adjustments (3)	721	6,016	—	6,016	23,978	(30,715)	—	—	—

Annualized Cash Net Operating Income, as adjusted	$277,553	$57,172	$38,446	$95,618	$76,888	$2,299	$—	$—	$452,358

(1)    Net Operating Income and Cash Net Operating Income include $0.5 million of Grant Income and $3.5 million of COVID-19 Pandemic Expenses.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of COVID-19 Pandemic Expenses, Grant Income, triple-net operating expenses (net of recoveries), the Enlivant Joint Venture Cash NOI and the residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis, as well as an adjustment to reflect the reduction in Avamere's annual base rent to $30.7 million effective February 1, 2022.
(3)    Adjustments to reflect Annualized Cash Net Operating Income from sales-type lease, mortgage and construction loans receivable and preferred equity investments in the related asset class of the underlying real estate.
             See reporting definitions.                                  11

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Payor Type
(in thousands)

	Year Ended December 31, 2021
	Private Payors (1)	Non-Private Payors	Other	Unconsolidated Joint Venture	Corporate	Total
Net income (loss)	$66,993	$165,164	$17,317	$(192,081)	$(170,649)	$(113,256)
Adjustments:
Depreciation and amortization	81,082	97,837	—	—	72	178,991
Interest	1,739	1,014	—	—	95,879	98,632
General and administrative	—	—	—	—	34,669	34,669
Provision for loan losses and other reserves	—	—	—	—	3,935	3,935
Impairment of real estate	9,256	243	—	—	—	9,499
Loss on extinguishment of debt	—	—	—	—	34,622	34,622
Other income	—	—	—	—	(373)	(373)
Net gain on sales of real estate	(3,469)	(8,832)	—	—	—	(12,301)
Loss from unconsolidated JV	—	—	—	192,081	—	192,081
Income tax expense	—	—	—	—	1,845	1,845
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	4,654	—	4,654

Net Operating Income	$155,601	$255,426	$17,317	$4,654	$—	$432,998

Non-cash revenue and expense adjustments	3,668	22,255	(1,988)	—	—	23,935

Cash Net Operating Income	$159,269	$277,681	$15,329	$4,654	$—	$456,933

Annualizing adjustments (2)	9,396	(27,002)	17,685	(4,654)	—	(4,575)

Annualized Cash Net Operating Income	$168,665	$250,679	$33,014	$—	$—	$452,358

(1)    Net Operating Income and Cash Net Operating Income include $0.5 million of Grant Income and $3.5 million of COVID-19 Pandemic Expenses.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of COVID-19 Pandemic Expenses, Grant Income, triple-net operating expenses (net of recoveries), the Enlivant Joint Venture Cash NOI and the residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis, as well as an adjustment to reflect the reduction in Avamere's annual base rent to $30.7 million effective February 1, 2022.
             See reporting definitions.                                  12

SABRA HEALTH CARE REIT, INC.
RECONCILIATIONS OF NON-GAAP FINANCIAL MEASURES
Annualized Cash NOI by Relationship
(in thousands)

	Year Ended December 31, 2021
	North American Healthcare	Signature Healthcare	Avamere Family of Companies	Signature Behavioral	Recovery Centers of America	Holiday AL Holdings LP	Cadia Healthcare	Healthmark Group	The McGuire Group	CommuniCare	All Other Relationships (1)	Corporate	Total
Net income (loss)	$29,490	$23,697	$(13,890)	$24,750	$6,015	$822	$8,023	$11,054	$13,816	$10,946	$(57,330)	$(170,649)	$(113,256)
Adjustments:
Depreciation and amortization	11,213	14,280	11,906	10,167	889	19,610	10,667	4,787	7,127	4,520	83,753	72	178,991
Interest	—	—	—	—	—	—	—	—	—	—	2,753	95,879	98,632
General and administrative	—	—	—	—	—	—	—	—	—	—	—	34,669	34,669
Provision for loan losses and other reserves	—	—	—	—	—	—	—	—	—	—	—	3,935	3,935
Impairment of real estate	—	—	—	—	—	—	—	—	—	—	9,499	—	9,499
Loss on extinguishment of debt	—	—	—	—	—	—	—	—	—	—	—	34,622	34,622
Other income	—	—	—	—	—	—	—	—	—	—	—	(373)	(373)
Net (gain) loss on sales of real estate	—	—	—	(817)	—	—	—	1,594	—	—	(13,078)	—	(12,301)
Loss from unconsolidated JV	—	—	—	—	—	—	—	—	—	—	192,081	—	192,081
Income tax expense	—	—	—	—	—	—	—	—	—	—	—	1,845	1,845
Sabra’s share of unconsolidated JV Net Operating Income	—	—	—	—	—	—	—	—	—	—	4,654	—	4,654

Net Operating Income	$40,703	$37,977	$(1,984)	$34,100	$6,904	$20,432	$18,690	$17,435	$20,943	$15,466	$222,332	$—	$432,998

Non-cash revenue and expense adjustments	(2,301)	7	42,458	(273)	(213)	—	654	5	(4,851)	323	(11,874)	—	23,935

Cash Net Operating Income	$38,402	$37,984	$40,474	$33,827	$6,691	$20,432	$19,344	$17,440	$16,092	$15,789	$210,458	$—	$456,933

Annualizing adjustments (2)	715	—	(9,774)	(3,276)	17,452	92	195	(6)	26	138	(10,137)	—	(4,575)

Annualized Cash Net Operating Income	$39,117	$37,984	$30,700	$30,551	$24,143	$20,524	$19,539	$17,434	$16,118	$15,927	$200,321	$—	$452,358

(1)    Net Operating Income and Cash Net Operating Income include $0.5 million of Grant Income and $3.5 million of COVID-19 Pandemic Expenses.
(2)    Represents the annual effect of acquisitions, dispositions, lease modifications and scheduled rent increases completed during the period and mathematical adjustments needed to make Cash Net Operating Income for the period representative of Cash Net Operating Income for a full year. Annualizing adjustments also include the removal of COVID-19 Pandemic Expenses, Grant Income, triple-net operating expenses (net of recoveries), the Enlivant Joint Venture Cash NOI and the residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis, as well as an adjustment to reflect the reduction in Avamere's annual base rent to $30.7 million effective February 1, 2022.
             See reporting definitions.                                  13

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Adjusted EBITDA. Adjusted EBITDA is calculated as earnings before interest, taxes, depreciation and amortization (“EBITDA”) excluding the impact of merger-related costs, stock-based compensation expense under the Company's long-term equity award program, and loan loss reserves. Adjusted EBITDA is an important non-GAAP supplemental measure of operating performance.
Annualized Cash Net Operating Income (“Annualized Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Annualized Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Annualized Cash NOI as Annualized Revenues less operating expenses, excluding COVID-19 Pandemic Expenses, and non-cash revenues and expenses. Annualized Cash NOI excludes all other financial statement amounts included in net income.
Annualized Revenues. The annual contractual rental revenues under leases and interest and other income generated by the Company’s loans receivable and other investments based on amounts invested and applicable terms as of the end of the period presented. Annualized Revenues do not include tenant recoveries, additional rents or Grant Income and are adjusted to (i) reflect actual payments received during the twelve months ended at the end of the respective period for leases no longer accounted for on an accrual basis, (ii) exclude residual rents due to Sabra from prior asset sales under the Company’s 2017 memorandum of understanding with Genesis and (iii) reflect the reduction in Avamere’s annual base rent to $30.7 million effective February 1, 2022.
Cash Net Operating Income (“Cash NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers Cash NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines Cash NOI as total revenues less operating expenses and non-cash revenues and expenses. Cash NOI excludes all other financial statement amounts included in net income.
Consolidated Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements.
COVID-19 Pandemic Expenses. COVID-19 Pandemic Expenses consist primarily of (i) personal protective equipment (“PPE”) costs, (ii) incremental labor costs (including bonuses, hero pay and additional labor needed to implement new health and safety protocols) and (iii) incremental supply costs required to implement new health and safety protocols (e.g., disposable food containers and stronger disinfectants), in each case incurred by communities in our Senior Housing - Managed portfolio specifically as a result of the COVID-19 pandemic.
Funds From Operations (“FFO”) and Adjusted Funds from Operations (“AFFO”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company also believes that funds from operations, or FFO, as defined in accordance with the definition used by the National Association of Real Estate Investment Trusts (“Nareit”), and adjusted funds from operations, or AFFO (and related per share amounts) are important non-GAAP supplemental measures of the Company’s operating performance. Because the historical cost accounting convention used for real estate assets requires straight-line depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. However, since real estate values have historically risen or fallen with market and other conditions, presentations of operating results for a real estate investment trust that uses historical cost accounting for depreciation could be less informative. Thus, Nareit created FFO as a supplemental measure of operating performance for real estate investment trusts that excludes historical cost depreciation and amortization, among other items, from net income, as defined by GAAP. FFO is defined as net income, computed in accordance with GAAP, excluding gains or losses from real estate dispositions and the Company’s share of gains or losses from real estate dispositions related to its unconsolidated joint venture, plus real estate depreciation and amortization, net of amounts related to noncontrolling interests, plus the Company’s share of depreciation and amortization related to its unconsolidated joint venture, and real estate impairment charges of both consolidated and unconsolidated entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. AFFO is defined as FFO excluding merger and acquisition costs, stock-based compensation expense, non-cash rental and related revenues, non-cash interest income, non-cash interest expense, non-cash portion of loss on extinguishment of debt, provision for loan losses and other reserves, non-cash lease termination income and deferred income taxes, as well as other non-cash revenue and expense items (including ineffectiveness gain/loss on derivative instruments, and non-cash revenue and expense amounts related to noncontrolling interests) and the Company’s share of non-cash adjustments related to its unconsolidated joint venture. The Company believes that the use of FFO and AFFO (and the related per share amounts), combined with the required GAAP presentations, improves the understanding of the Company’s operating results among investors and makes comparisons of operating results among real estate investment trusts more meaningful. The Company considers FFO and AFFO to be useful measures for reviewing comparative operating and financial performance because, by excluding the applicable items listed above, FFO and AFFO can help investors compare the operating performance of the Company between periods or as compared to other companies. While FFO and AFFO are relevant and widely used measures of operating performance of real estate investment trusts, they do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. FFO and AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of FFO and AFFO may not be comparable to FFO and AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define AFFO differently than the Company does.
Grant Income. Grant Income consists of funds specifically paid to communities in our Senior Housing - Managed portfolio from state or federal governments related to the pandemic and were incremental to the amounts that would have otherwise been received for providing care to residents.
Net Debt. The principal balances of the Company’s revolving credit facility, term loans, senior unsecured notes, and secured indebtedness as reported in the Company’s consolidated financial statements, net of cash and cash equivalents as reported in the Company’s consolidated financial statements.
Net Debt to Adjusted EBITDA. Net Debt to Adjusted EBITDA is calculated as Net Debt divided by Annualized Adjusted EBITDA, which is Adjusted EBITDA, as adjusted for annualizing adjustments that give effect to the acquisitions and dispositions completed during the respective period as though such acquisitions and dispositions were completed as of the beginning of the period presented.
             See reporting definitions.                                  14

SABRA HEALTH CARE REIT, INC.
REPORTING DEFINITIONS
Net Operating Income (“NOI”). The Company believes that net income as defined by GAAP is the most appropriate earnings measure. The Company considers NOI an important supplemental measure because it allows investors, analysts and its management to evaluate the operating performance of its investments. The Company defines NOI as total revenues less operating expenses. NOI excludes all other financial statement amounts included in net income.
Normalized FFO and Normalized AFFO. Normalized FFO and Normalized AFFO represent FFO and AFFO, respectively, adjusted for certain income and expense items that the Company does not believe are indicative of its ongoing operating results. The Company considers Normalized FFO and Normalized AFFO to be useful measures to evaluate the Company’s operating results excluding these income and expense items to help investors compare the operating performance of the Company between periods or as compared to other companies. Normalized FFO and Normalized AFFO do not represent cash flows from operations or net income as defined by GAAP and should not be considered an alternative to those measures in evaluating the Company’s liquidity or operating performance. Normalized FFO and Normalized AFFO also do not consider the costs associated with capital expenditures related to the Company’s real estate assets nor do they purport to be indicative of cash available to fund the Company’s future cash requirements. Further, the Company’s computation of Normalized FFO and Normalized AFFO may not be comparable to Normalized FFO and Normalized AFFO reported by other real estate investment trusts that do not define FFO in accordance with the current Nareit definition or that interpret the current Nareit definition or define FFO and AFFO or Normalized FFO and Normalized AFFO differently than the Company does.
Senior Housing. Senior Housing communities include independent living, assisted living, continuing care retirement and memory care communities.
Senior Housing - Managed. Senior Housing communities operated by third-party property managers pursuant to property management agreements.
Skilled Nursing/Transitional Care. Skilled Nursing/Transitional Care facilities include skilled nursing, transitional care, multi-license designation and mental health facilities.
Specialty Hospitals and Other. Includes acute care, long-term acute care, rehabilitation and behavioral hospitals, facilities that provide residential services, which may include assistance with activities of daily living, and other facilities not classified as Skilled Nursing/Transitional Care or Senior Housing.
             See reporting definitions.                                  15